UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 8, 2016
(Date of earliest event reported)

Wells Fargo Commercial Mortgage Trust 2016-LC25
(Central Index Key Number 0001688451)

(Exact name of issuing entity)

Ladder Capital Finance LLC
(Central Index Key Number 0001541468)

Wells Fargo Bank, National Association
(Central Index Key Number 0000740906)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

National Cooperative Bank, N.A.
(Central Index Key Number 0001577313)

(Exact name of sponsor as specified in its charter)

Wells Fargo Commercial Mortgage Securities, Inc.
(Central Index Key Number 0000850779)

(Exact name of registrant as specified in its charter)

North Carolina	333-206677- 11	56-1643598
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

301 South College Street Charlotte, North Carolina	28288-1066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (704) 374-6161

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On December 8, 2016, Wells Fargo Commercial Mortgage Securities, Inc. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of December 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Wells Fargo Commercial Mortgage Securities, Inc., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of Wells Fargo Commercial Mortgage Trust 2016-LC25, Commercial Mortgage Pass-Through Certificates, Series 2016-LC25.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “9 West 57th Street” will be serviced and administered pursuant to a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of September 26, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, Wells Fargo Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee (the “JPMCC 2016-NINE Trust and Servicing Agreement”), and the 9 West 57th Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.5.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Walmart Shadow Anchored Portfolio” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Walmart Shadow Anchored Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.6.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Marriott Hilton Head Resort & Spa” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Marriott Hilton Head Resort & Spa Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.7.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Redwood MHC Portfolio” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the Redwood MHC Portfolio Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the Redwood MHC Portfolio Mortgage Loan will be serviced and administered under the Redwood MHC Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Gurnee Mills” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of November 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the

“CSAIL 2016-C7 Pooling and Servicing Agreement”), and the Gurnee Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.9.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Aspen at Norman Student Housing” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Aspen at Norman Student Housing Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) as to which an executed version of such co-lender agreement is attached hereto as Exhibit 4.10.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “Rio West Business Park” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the Rio West Business Park Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the Rio West Business Park Mortgage Loan will be serviced and administered under the Rio West Business Park Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11.

The Mortgage Loan identified on Exhibit B to the Pooling and Servicing Agreement as “101 Hudson Street” will be serviced and administered pursuant to a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of November 1, 2016, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer (the “MSC 2016-BNK2 Pooling and Servicing Agreement”), and the 101 Hudson Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of such co-lender agreement being attached hereto as Exhibit 4.12.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $826,045,000, were sold to Wells Fargo Securities, LLC (“WFS”), Deutsche Bank Securities Inc. (“DBSI”) and Academy Securities, Inc. (“Academy” and, together in such capacity with WFS and DBSI, the “Underwriters”), pursuant to the underwriting agreement, dated as of November 22, 2016 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and Wells Fargo Bank, National Association (“WFB”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On December 8, 2016, the Registrant also sold the Class X-D, Class D, Class E, Class F, Class G, Class H, Class V and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $128,920,554, to WFS, DBSI and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of November 22, 2016, between the Registrant, the Initial Purchasers and WFB. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in Wells Fargo Commercial Mortgage Trust 2016-LC25 (the “Issuing Entity”), a

common law trust fund formed on December 8, 2016 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 80 commercial, multifamily and manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Ladder Capital Finance LLC (“LCF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of November 22, 2016, between the Registrant, LCF, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP, (ii) WFB, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of November 22, 2016, between the Registrant and WFB, (iii) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of November 22, 2016, between the Registrant and RMF, and (iv) National Cooperative Bank, N.A. (“NCB”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of November 22, 2016, between the registrant and NCB.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated November 29, 2016 and as filed with the Securities and Exchange Commission on December 8, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 29, 2016.

On December 8, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $826,045,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $8,642,533, were approximately $880,481,258. Of the expenses paid by the Registrant, approximately $138,200 were paid directly to affiliates of the Registrant, $2,826,203 in the form of fees were paid to the Underwriters, $405,503 were paid to or for the Underwriters and $5,272,628 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206677) was originally declared effective on November 23, 2015.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 22, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Academy Securities, Inc, as underwriters, and Wells Fargo Bank, National Association.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of September 26, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Co-Lender Agreement, dated as of September 26, 2016, between the holders of the 9 West 57th Street Pari Passu Companion Loans, the holder of the 9 West 57th Street Subordinate Companion Loan and the holder of the 9 West 57th Street Mortgage Loan, relating to the relative rights of such holders of the 9 West 57th Street Whole Loan.
Exhibit 4.6	Co-Lender Agreement, dated as of November 8, 2016, between the holder of the Walmart Shadow Anchored Portfolio Pari Passu Companion Loan and the holder of the Walmart Shadow Anchored Portfolio Mortgage Loan, relating to the relative rights of such holders of the Walmart Shadow Anchored Portfolio Whole Loan.
Exhibit 4.7	Co-Lender Agreement, dated as of October 3, 2016 and updated as of November 1, 2016, between the holders of the Marriott Hilton Head Resort & Spa Pari Passu Companion Loans and the holder of the Marriott Hilton Head Resort & Spa Mortgage Loan, relating to the relative rights of such holders of the Marriott Hilton Head Resort & Spa Retail Whole Loan.

Exhibit 4.8	Co-Lender Agreement, dated as of November 22, 2016, between the holders of Redwood MHC Portfolio Pari Passu Companion Loans and the holder of Redwood MHC Portfolio Mortgage Loan, relating to the relative rights of such holders of Redwood MHC Portfolio Whole Loan.
Exhibit 4.9	Agreement Between Note Holders, dated as of November 3, 2016, between the holders of Gurnee Mills Pari Passu Companion Loans and the holder of Gurnee Mills Mortgage Loan, relating to the relative rights of such holders of Gurnee Mills Whole Loan.
Exhibit 4.10	Co-Lender Agreement, dated as of September 29, 2016, between the holder of the Aspen at Norman Pari Passu Companion Loan and the holder of the Aspen at Norman Mortgage Loan, relating to the relative rights of such holders of the Aspen at Norman Whole Loan.
Exhibit 4.11	Agreement Between Note Holders, dated as of November 30, 2016, between the holder of the Rio West Business Park Pari Passu Companion Loan and the holder of the Rio West Business Park Mortgage Loan, relating to the relative rights of such holders of the Rio West Business Park Whole Loan.
Exhibit 4.12	Agreement Between Note Holders, dated as of November 3, 2016, between the holders of the 101 Hudson Street Pari Passu Companion Loans and the holder of the 101 Hudson Street Mortgage Loan, relating to the relative rights of such holders of the 101 Hudson Street Whole Loan.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 29, 2016.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between Ladder Capital Finance, LLC, as seller,, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: 12/8/16	WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC. (Registrant)

	By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of November 22, 2016, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Securities, LLC, Deutsche Bank Securities Inc. and Academy Securities, Inc, as underwriters, and Wells Fargo Bank, National Association.	(E)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2016, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, CWCapital Asset Management LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of September 26, 2016, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Wells Fargo Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee.	(E)
4.3	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.4	Pooling and Servicing Agreement, dated as of November 1, 2016, by and among Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, C-III Asset Management LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.5	Co-Lender Agreement, dated as of September 26, 2016, between the holders of the 9 West 57th Street Pari Passu Companion Loans, the holder of the 9 West 57th Street Subordinate Companion Loan and the holder of the 9 West 57th Street Mortgage Loan, relating to the relative rights of such holders of the 9 West 57th Street Whole Loan.	(E)
4.6	Co-Lender Agreement, dated as of November 8, 2016, between the holder of the Walmart Shadow Anchored Portfolio Pari Passu Companion Loan and the holder of the Walmart Shadow Anchored Portfolio Mortgage Loan, relating to the relative rights of such holders of the Walmart Shadow Anchored Portfolio Whole Loan.	(E)
4.7	Co-Lender Agreement, dated as of October 3, 2016 and updated as of November 1, 2016, between the holders of the Marriott Hilton Head Resort & Spa Pari Passu Companion Loans and the holder of the Marriott Hilton Head Resort & Spa Mortgage Loan, relating to the relative rights of such holders of the Marriott Hilton Head Resort & Spa Retail Whole Loan.	(E)
4.8	Co-Lender Agreement, dated as of November 22, 2016, between the holders of Redwood MHC Portfolio Pari Passu Companion Loans and the holder of Redwood MHC Portfolio Mortgage Loan, relating to the relative rights of such holders of Redwood MHC Portfolio Whole Loan.	(E)
4.9	Agreement Between Note Holders, dated as of November 3, 2016, between the holders of Gurnee Mills Pari Passu Companion Loans and the holder of Gurnee Mills Mortgage Loan, relating to the relative rights of such holders of Gurnee Mills Whole Loan.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.10	Co-Lender Agreement, dated as of September 29, 2016, between the holder of the Aspen at Norman Pari Passu Companion Loan and the holder of the Aspen at Norman Mortgage Loan, relating to the relative rights of such holders of the Aspen at Norman Whole Loan.	(E)
4.11	Agreement Between Note Holders, dated as of November 30, 2016, between the holder of the Rio West Business Park Pari Passu Companion Loan and the holder of the Rio West Business Park Mortgage Loan, relating to the relative rights of such holders of the Rio West Business Park Whole Loan.	(E)
4.12	Agreement Between Note Holders, dated as of November 3, 2016, between the holders of the 101 Hudson Street Pari Passu Companion Loans and the holder of the 101 Hudson Street Mortgage Loan, relating to the relative rights of such holders of the 101 Hudson Street Whole Loan.	(E)
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated December 8, 2016 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 29, 2016.	(E)
99.1	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between Ladder Capital Finance, LLC, as seller,, Ladder Capital Finance Holdings LLLP, Series REIT of Ladder Capital Finance Holdings LLLP and Series TRS of Ladder Capital Finance Holdings LLLP and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.2	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between Wells Fargo Bank, National Association, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.3	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between Rialto Mortgage Finance, LLC, as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated as of November 22, 2016, between National Cooperative Bank, N.A., as seller, and Wells Fargo Commercial Mortgage Securities, Inc., as purchaser.	(E)